UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020 (June 24, 2020)

Portman Ridge Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, 23rd Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTMN	The NASDAQ Global Select Market
6.125% Notes due 2022	KCAPL	The NASDAQ Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2020, Portman Ridge Finance Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Set forth below are the three proposals voted upon by the Company’s stockholders at the Annual Meeting, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2020, together with the voting results for each proposal. As of April 27, 2020, the record date for the Annual Meeting, 44,725,872 shares of the Company’s common stock were outstanding and entitled to vote.

Proposal 1. The Company’s stockholders elected the following nominees to serve on the Board of Directors of the Company, each of whom will serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualifies: Graeme Dell and Robert Warshauer. The tabulation of votes was:

Director	For	Withheld	Broker Non-Vote
Graeme Dell	13,591,978	2,047,836	20,604,148
Robert Warshauer	13,401,802	2,238,012	20,604,148

Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as set forth below. There were no broker non-votes in connection with this proposal.

For	Against	Abstain
31,421,276	995,326	3,827,360

Proposal 3. The compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2019, as described in the joint proxy statement, was approved by a non-binding, advisory vote. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
12,531,618	2,534,326	573,870	20,604,148

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2020	PORTMAN RIDGE FINANCE CORPORATION

	By:	/s/ Edward U. Gilpin
		Name:	Edward U. Gilpin
		Title:	Chief Financial Officer